UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2014 (October 1, 2014)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On October 1, 2014, Connecticut Water Service, Inc. (the “Company”) was notified that the audit practice of ParenteBeard LLC (“ParenteBeard”) an independent registered public accounting firm, was combined with Baker Tilly Virchow Krause LLP (“Baker Tilly”) in a transaction pursuant to which ParenteBeard combined its operations with Baker Tilly and certain of the professional staff and partners of ParenteBeard joined Baker Tilly, either as employees or partners of Baker Tilly. On October 1, 2014, ParenteBeard resigned as the auditors of the Company with the approval of the Audit Committee of the Company’s Board of Directors.

The report of independent registered public accounting firm of ParenteBeard regarding the Company’s consolidated financial statements for the fiscal year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2013, and during the subsequent interim period from the end of the most recently completed fiscal year through October 1, 2014, the date of resignation, there were no (i) disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard would have caused it to make reference to such disagreement in its audit reports or (ii) no “reportable events” within the scope of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ParenteBeard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that ParenteBeard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of ParenteBeard’s letter, dated October 2, 2014, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 1, 2014, the Audit Committee approved the engagement of Baker Tilly as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2014, effective as of October 1, 2014.  In deciding to engage Baker Tilly, the Audit Committee reviewed auditor independence requirements and concluded that Baker Tilly has no commercial relationship with the Company that would impair its independence.

During each of the fiscal years ended December 31, 2012 and 2013, and during the subsequent interim period from the end of the most recently completed fiscal year through October 1, 2014, neither the Company nor anyone acting on behalf of the Company has consulted with Baker Tilly regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s consolidated financial statements, and Baker

Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

The following document is filed herewith as an exhibit hereto:

(d)    Exhibits

16.1	Letter From ParenteBeard LLC to the Securities and Exchange Commission, dated October 2, 2014, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: October 2, 2014	By: /s/ David C. Benoit
Name: David C. Benoit Title: Senior Vice President – Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter From ParenteBeard LLC to the Securities and Exchange Commission, dated October 2, 2014, is filed herewith.